STATEMENTS OF INVESTMENTS
-------------------------

                                           Principal
                                           Amount or       March 31, 2006        December 31, 2005
Industry                                   Shares at     -----------------       -----------------
(1)                          Investment    March 31,    Cost         Fair        Cost        Fair
Company            Position     Date         2006       Basis        Value       Basis       Value
----------------   --------  ----------  -----------    -----        -----       -----       -----
Equity Investments
------------------
Privately Held Securities Available for Immediate Sale
-----------------------------------------------------
Medical
-------
7.3% and 4.8% at March 31, 2006 and December 31,2005, respectively
------------------------------------------------------------------

Sanarus
Medical,          Preferred     1999-
Inc. (a)(b)       Shares        2004      260,488  $  390,049    $ 104,195  $  390,049   $ 104,195
                                                   ----------    ---------  ----------   ---------

Public Securities Available for Immediate Sale
----------------------------------------------

Medical
-------
0.1% and 1.6% at March 31, 2006 and December 31, 2005, respectively
------------------------------------------------------------------


Endocare,
Inc. (b)           Common          1996-
                   Shares          2004     2,272       7,951        7,814      40,581      33,805
                                                   ----------    ---------  ----------   ---------
Scientific and Technical Instruments
------------------------------------
0.7% and 0.4% at March 31, 2006 and December 31, 2005, respectively
------------------------------------------------------------------

Qualmark,         Common
 Corp. (b)        Shares           2005     4,705       8,187        9,881       8,187       8,469
                                                   ----------    ---------  ----------   ---------
Current Bridge Loan Receivable
-------------------------------

Industrial/ Business Automation
-------------------------------
7.1% and 4.9% at March 31, 2006 and December 31, 2005, respectively
-------------------------------------------------------------------

Innergy Power    Bridge
 Corporation     Loan             2001    244,000     143,444      100,411     153,064     107,145
    (b)                                              --------    ---------  ----------   ---------

Biotechnology
-------------
22.0% and 14.4% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------

CellzDirect, Inc. Preferred     2002-
  (a) (b)         shares        2004    2,029,232     783,883      313,553     783,883     313,553
                                                   ----------    ---------  ----------   ---------

Environmental
-------------
0.0% and 0.0% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Triangle           Common
 Biomedical        shares and
 Sciences, Inc.(a) attached
                   warrants at
                   $28.00;
                   expiring
                   2009         1999        1,806      37,366            0      37,366           0
                                                   ----------    ---------   ---------   ---------

Industrial/Business Automation
------------------------------
5.0% and 3.4% at March 31, 2006, and December 31, 2005, respectively
---------------------------------------------------------------------
Innergy Power
Corporation     Preferred       1995-
(a) (b)            shares       2005   964,947      2,736,513       70,404   2,729,035      69,917
Various                         2001-
 investments      various       2004   various        250,877          614     259,917       3,999
                                                   ----------    ---------  ----------   ---------
                                                    2,987,390       71,018   2,988,952      73,916
                                                   ----------    ---------  ----------   ---------

Information Technology
----------------------
20.0% and 13.0% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------
KeyEye
 Communications,  Preferred     2002-
 Inc. (a) (b)     shares        2004   5,366,165    1,050,000      210,000   1,050,000     210,000
KeyEye
 Communications,  Bridge
 Inc. (b)         loan (2)      2005     367,383      375,919       75,184     368,672      73,734
                                                   ----------    ---------  ----------   ---------
                                                    1,425,919      285,184   1,418,672     283,734
                                                   ----------    ---------  ----------   ---------
Medical
-------
132.3% and 101.0% at March 31, 2006, and December 31, 2005, respectively
------------------------------------------------------------------------
Atherotech,       Preferred     2000-
 Inc. (a) (b)     shares        2003   1,083,810    2,724,822    1,882,784   2,724,822   1,882,784
Impres Medical,   Preferred     2002-
 Inc.(a) (b)      shares        2004   2,005,787    1,583,422            0   1,583,422     318,184
Various                         1996-
 investments      various       2002     various      214,218            0     214,208           0
                                                   ----------    ---------  ----------   ---------
                                                    4,522,462    1,882,784   4,522,452   2,200,968
                                                   ----------    ---------  ----------   ---------

Retail/Consumer Products
------------------------
54.5% and 33.6% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------
Dakota Arms,      Preferred
 Inc.(a) (b)      shares        2004     571,430    1,000,001      200,001   1,000,001     200,001
Dakota Holdings,  LLC           2004-
 LLC (a) (b)      units         2005     150,000      150,000       52,500     150,000      52,500
Dakota Holdings,  Bridge
 LLC (b)          loan (2)      2005   1,586,346    2,615,940      523,188   2,397,653     479,531
                                                   ----------    ---------  ----------   ---------
                                                    3,765,941      775,689   3,547,654     732,032
                                                   ----------    ---------  ----------   ---------

Venture Capital Limited Partnership Investments
-----------------------------------------------
4.6% and 0.0% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Various           Ltd.
 investments      partnership
                  interests    various                360,263       65,000     360,274           0
                                                   ----------    ---------  ----------   ---------

Total investments - 254.0% and 177.0% at
 March 31, 2006, and December 31, 2005,
 respectively                                     $14,432,855   $3,615,529 $14,251,134  $3,857,817
                                                   ==========    =========  ==========   =========

Legend and footnotes:

0	 Investment active with a carrying value or fair value of zero.

(a)	Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.

(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.

(1)	Represents the total fair value of a particular industry segment as a percentage of partners' capital at 03/31/06 and 12/31/05.

(2)	The Partnership has no income-producing equity investments except for convertible notes which include accrued interest. Interest rates on such notes range from 4.79 to 8 percent.

The accompanying notes are an integral part of these financial statements.




Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. (a Delaware limited partnership in process of liquidation)
10/17/2006   1:09 PM

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